UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Spruce Power Holding Corporation

(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! SPRUCE POWER HOLDING CORP. 2023 Annual Meeting Vote by May 24, 2023 11:59 PM ET SPRUCE POWER HOLDING CORP. 1875 LAWRENCE ST SUITE 320 DENVER, CO 80202 V11330-P92930 You invested in SPRUCE POWER and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2023. Get informed before you vote View the CEO Letter, Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 25, 2023 10:00 AM ET Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/SPRU2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To consider and act upon a proposal to elect to the Company’s Board of Directors the following three (3) nominees nominated by the Board of Directors: Nominees: For 01) Christian Fong for a three (3) year term, expiring in 2026 02) Jonathan Ledecky for a three (3) year term, expiring in 2026 03) Eric Tech, for a one (1) year term, expiring in 2024 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. For 3. To approve a non-binding advisory proposal on executive compensation. For NOTE: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting. Pefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V11331-P92930